SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2015 (November 4, 2015)

HDS INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2130 N. Lincoln Park West, Suite 8N
Chicago, IL 60614
(Address of principal executive offices)

[Missing Graphic Reference](773) 698-6047
(Registrant's Telephone Number)

9272 Olive Boulevard, St. Louis, MO  63132
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 2, 2016, Board of Directors of the Company approved to terminate M & K CPAS, PLLC (“M &K”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified and approved the appointment of Enterprise CPAs, Ltd. (“Enterprise”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and its engagement agreement dated May 2, 2016. Enterprise is located at 209 W 23rd Street, Suite 2, Chicago, IL 60616.

The Company’s consolidated financial statements of the fiscal years ended December 31, 2011 through 2014 were audited by M & K’s reports on our financial statements, which did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. M & K’s reports on our financial statements for the fiscal year ended December 31, 2015, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2011 and through May 2, 2016, (a) there were no disagreements with M & K on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M & K, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided M & K with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested M & K to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of M & K's letter to the SEC dated May 2, 2016.

During the Company's previous fiscal years ended December 31, 2011 through 2014 and through May 2, 2016, neither the Company nor anyone on the Company's behalf consulted with Enterprise regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized M & K to respond fully to all inquiries of Enterprise.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Auditors to the US Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HDS International Corp.

Date:	May 2, 2016	By:	VIKROM GROVER
		Name:	Vikrom Grover
		Title:	President